UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2016
Active Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30939	74-2961657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK 12
Austin, Texas 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(512) 836-6464
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1— Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

On September 29, 2016, Active Power, Inc., a Delaware corporation (the “Company”), Langley Holdings plc, a United Kingdom public limited company (“Langley”), and Piller USA, Inc., a Delaware corporation and a wholly owned subsidiary of Langley (“Buyer”) entered into an Asset Purchase Agreement (the “Purchase Agreement”).

The Purchase Agreement provides, among other things and subject to the terms and conditions set forth therein, that Buyer will purchase from the Company substantially all of the assets and operations of the Company, for a nominal purchase price plus the assumption of all indebtedness, including bank debt, liabilities and customer, employee and purchase commitments going forward (the “Acquisition”).

The Board of Directors of the Company (the “Board”) has unanimously approved the Purchase Agreement and the transactions contemplated thereby. The closing of the Acquisition is subject to the approval of the Acquisition by the affirmative vote of holders of at a majority of all outstanding shares of common stock of the Company (the “Company Stockholder Approval”). The closing of the Acquisition is also subject to various customary conditions, including the absence of any governmental order prohibiting the consummation of the transactions contemplated by the Purchase Agreement, the accuracy of the representations and warranties contained in the Purchase Agreement and compliance with the covenants and agreements in the Purchase Agreement.

The Company has made customary representations, warranties and covenants in the Purchase Agreement, including, among others, covenants (1) to conduct its business in the ordinary course of business during the period between the execution of the Purchase Agreement and the closing of the Acquisition, (2) not to engage in specified types of transactions during this period unless agreed to in writing by Buyer, and (3) to convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval.

The Purchase Agreement contains certain termination rights, including the right of either party to terminate the Purchase Agreement if the closing of the Acquisition has not taken place on or before December 31, 2016.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference in its entirety. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Langley. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in a confidential Seller Disclosure Schedule provided by the Company to Langley and Buyer in connection with the signing of the Purchase Agreement. This confidential Seller Disclosure Schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties of the Company set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purposes of allocating risk between the Company and Langley rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement should not be relied on as characterization of the actual state of facts about the Company, Langley or Buyer.

Additional Information

This communication is being made in respect of the proposed transaction involving the Company, Langley and Buyer. The intention is that the Company will file with the SEC a proxy statement in connection with the proposed transaction. The Company also intends to file with the SEC other documents regarding the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE

BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders of the Company will be able to obtain free copies of the proxy statement from the Company by contacting Investor Relations by mail at Attn: Investor Relations, Active Power, Inc., 2128 W. Braker Lane, BK 12, Austin, TX 78758.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 23, 2016 and the proxy statement for the Company’s 2015 annual meeting of stockholders, filed with the SEC on March 16, 2016. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

 This current report contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend” and other similar expressions, among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward-looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Factors that could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the proposed transaction are not satisfied (including a failure of the stockholders of the Company to approve, on a timely basis or otherwise, the proposed transaction); (2) litigation relating to the proposed transaction; (3) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Langley and the Company to consummate the proposed transaction; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) competitive responses to the proposed transaction; (6) unexpected costs, charges or expenses resulting from the proposed transaction; (7) potential adverse reactions or changes to business relationships resulting from the announcement of the proposed transaction; and (8) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015, and our more recent reports filed with the SEC. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements speak only as of the date of the communication in which they are contained. The Company can give no assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated September 29, 2016, by and among the Company, Langley and Buyer (excluding Exhibits).
99.1	Press Release of the Company dated September 30, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Active Power, Inc.

By:        /s/James A. Powers
Name:    James A. Powers
Title:    Chief Financial Officer and Vice President of Finance

Dated: September 30, 2016

EXHIBIT INDEX

2.1	Asset Purchase Agreement, dated September 29, 2016, by and among the Company, Langley and Buyer (excluding Exhibits).
99.1	Press Release of Active Power, Inc., dated September 30, 2016.

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